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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported) June 7, 1996
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                                 CHATCOM, INC.
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              (Exact Name of Registrant as Specified in Charter)


     CALIFORNIA                         0-20462                 95-3746596
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


9600 TOPANGA CANYON BOULEVARD, CHATSWORTH, CALIFORNIA            91311
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code 818/709-1778
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ITEM 5. OTHER EVENTS

Registration of Common Stock
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     On June 7, 1996, the Securities and Exchange Commission declared
Registration Statement No. 333-3792 on Form S-3 (the "Registration Statement"), filed by ChatCom, Inc., a California corporation (the "Company"), to be effective. The Registration Statement registers 4,000,000 shares of the Company's common stock that is issuable upon the conversion or redemption of 75 shares of Series B 6% Convertible Preferred Stock, $20,000 stated value per share ("Series B Preferred Stock"), 75 shares of Series C 6% Convertible Preferred Stock, $20,000 stated value per share ("Series C Preferred Stock"), and any unpaid dividends thereon that may be paid in common stock.

     The Series B Preferred Stock and the Series C Preferred Stock (collectively the "Preferred Stock"), together with any accrued but unpaid dividends on the Preferred Stock that the Company may pay in shares of its common stock in lieu of cash upon conversion or redemption of the Preferred Stock (the "Conversion Dividends") are convertible by the holders thereof into shares of the Company's Common Stock (50% commencing 60 days following the issuance of the Preferred Stock and the balance commencing 90 days following the issuance of the Preferred Stock). The actual number of shares of common stock (the "Shares") into which the Preferred Stock and the Conversion Dividends are convertible is variable, with the conversion value of the Shares being equal to the lesser of (a) the Market Price (as hereinafter defined) of the Common Stock on the respective dates of issuance of the Preferred Stock, or (b) 75% of the Market Price of the Common Stock on the respective dates of conversion or redemption of the Preferred Stock. The Market Price of the Common Stock is equal to the average closing bid price of the Common Stock for the five trading day period immediately preceding the applicable date of issuance, conversion or redemption. As of June 12, 1996, 24 shares of the Series B Preferred Stock has been converted into 295,954 shares of common stock. Assuming the Market Price of the Common Stock at the times of issuance of all of the remaining shares of Preferred Stock is less than 75% of the Market Price of the Common Stock at the time of conversion or redemption of all the remaining shares of Preferred Stock, the total number of Shares issuable to the holders of the Preferred Stock (excluding any Shares that may be issued to pay Conversion Dividends) would be 1,217,102 Shares.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

                                  ChatCom, Inc.,
                                  a California corporation


Date: June 13, 1996               By:     /s/ John R. Grady
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                                          John R. Grady
                                          Chief Financial Officer

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